UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Laser Photonics Corporation
(Name of registrant as specified in its charter)

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1101 N. Keller Road, Suite G

Orlando, FL 32810

October 30, 2023

Dear Fellow Shareholder:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders of Laser Photonics Corporation (the “Company”) and any adjournments, postponements or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Friday, December 15, 2023, virtually at https://agm.issuerdirect.com/lase at 12:00 PM Eastern Time.

The matters to be voted on at the Annual Meeting by the holders of our common stock, par value $0.01 per share (“Common Stock”), are: (i) the election of three (3) director nominees to our Board of Directors (our “Board”); and (ii) the ratification of the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm for fiscal year 2024 (the year that will end on December 31, 2024). We may also transact such other business that may properly come before the Annual Meeting. Our Board recommends that you vote in accordance with our Board’s recommendations on all proposals using the enclosed proxy card.

Shareholders of record at the close of business on October 16, 2023, are entitled to notice of and are cordially invited to attend this Annual Meeting, or any adjournments or postponements thereof.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed proxy card to vote via the Internet or by fax. Returning your proxy card will not prevent you from attending the Annual Meeting but will ensure that your vote is counted if you are unable to attend in person.

The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about November 3, 2023.

On behalf of everyone at Laser Photonics Corporation, we are grateful for your continued trust and support. Thank you for being a Laser Photonics shareholder.

By order of the Board of Directors,

/s/ Wayne Tupuola
Wayne Tupuola
Chairman and Chief Executive Officer

Orlando, Florida

October 30, 2023

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1101 N. Keller Road, Suite G

Orlando, FL 32810

October 30, 2023

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of Laser Photonics Corporation:

The 2023 Annual Meeting of Shareholders of Laser Photonics Corporation (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) will be held at 12:00 PM Eastern Time on Friday, December 15, 2023, virtually at https://agm.issuerdirect.com/lase. As a shareholder, you will be able to attend and participate in the Annual Meeting virtually and will have the opportunity to listen to the meeting live, submit questions and vote.

As described more fully in the Company’s proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), at the Annual Meeting, the holders of our Common Stock, par value $0.01 per share (“Common Stock”) will be asked to:

(1)	Elect three (3) directors to serve on our Board of Directors;

(2)	Ratify the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm; and

(3)	Transact any other business that may properly come before the Annual Meeting.

Shareholders of record at the close of business on October 16, 2023, are entitled to notice of, and to vote at, the Annual Meeting. Such shareholders are urged to submit the enclosed proxy card, even if their shares were sold after such date.

The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at https://agm.issuerdirect.com/lase.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to VOTE TODAY by following the instructions on the enclosed proxy card to vote by the Internet or fax or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Returning the proxy does not deprive you of your right to attend and to vote your shares at the Annual Meeting in person. More information on voting your proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement. Please refer to “Proxy Voting Summary” on page 1 of the Proxy Statement and the instructions on the proxy card. If you are the beneficial owner of your shares (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. We urge you to instruct your broker, bank or other nominee to vote your shares “FOR” our Board’s director nominees and “FOR” Proposal 2 using the enclosed proxy card.

OUR BOARD STRONGLY RECOMMENDS VOTING “FOR” EACH OF OUR BOARD’S DIRECTOR NOMINEES UNDER PROPOSAL 1 AND “FOR” PROPOSAL 2 USING THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

Wayne Tupuola

Chief Executive Officer

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PROXY STATEMENT FOR

2023 ANNUAL MEETING OF SHAREHOLDERS OF

LASER PHOTONICS CORPORATION

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Laser Photonics Corporation, a Delaware corporation (“Laser Photonics ,” the “Company,” “we,” “us,” or “our”), for the 2023 Annual Meeting of Shareholders scheduled to be held on December 15, 2023 (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) at 12:00 PM,  Eastern Time. The Annual Meeting will be held in a virtual format only, via a live webcast.

Only shareholders of record at the close of business on October 16, 2023 (the “Record Date”) are entitled to receive the Notice and to vote at the Annual Meeting. As of the Record Date, there were 8,253,419 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting. This Proxy Statement and accompanying form of proxy card were first mailed or given to shareholders on or about November 3, 2023.

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	7

CORPORATE GOVERNANCE	13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

EXECUTIVE COMPENSATION	18

PROPOSAL 1 – ELECTION OF DIRECTORS	27

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF BF BORGERS CPA, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

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PROXY VOTING SUMMARY

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider in deciding how to vote your shares, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

2023 Annual Meeting of Shareholders		Meeting Agenda
Date	December 15, 2023	Election of three (3) directors to serve on our Board of Directors
Time	12:00 PM, Eastern Time	Ratification of the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm
Place	https://agm.issuerdirect.com/lase
Record Date	Shareholders holding the Company’s Common Stock as of October 16, 2023 are entitled to vote.

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Voting Matters and Vote Recommendation

	Proposal	Board Recommendation	Reasons for Board Recommendation	More info
1.	Election of three (3) directors to serve on our Board of Directors	FOR each of the Company’s nominees

The Board and Nominating and Governance Committee believe that each of the Company’s three (3) Board candidates possess the skills, experience, and diversity of background to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy and are best positioned to serve the interests of the Company’s shareholders.

Page 27
2.	Ratification of the appointment of Fruci & Associates II, PLLC as our independent registered public accounting firm	FOR	The Audit Committee of the Board of Directors believes that the appointment of BF Fruci & Associates, II PLLC is in the best interests of the Company and its shareholders.	Page 28

ABOUT LASER PHOTONICS CORPORATION

We are pioneering a new generation of laser blasting technologies focused on disrupting the sandblasting and abrasives blasting markets. We offer a full portfolio of integrated laser blasting solutions for corrosion control, rust removal, de-coating, pre- and post-welding, laser cleaning and surface conditioning. Our solutions span use cases throughout product lifecycles, from product fabrication to maintenance and repair, as well as aftermarket operations. Our laser blasting solutions are applicable in every industry dealing with materials processing, including automotive, aerospace, healthcare, consumer products, shipbuilding, aerospace, heavy industry, machine manufacturing, nuclear maintenance and de-commissioning and surface coating.

We believe that our laser cleaning technology, which we refer to as Laser Blasting is one of the most exciting and transformational innovations of our time. It has the capacity to change the way society combats corrosion, nuclear contamination (transmutation), material surface preparation, rust removal, equipment and engine maintenance and repair, as well as myriad number of other industrial processes, currently employing unhealthy, dangerous, and environmentally hazardous old technologies. Our mission is to make laser blasting accessible to operation personnel in every industry involved in any type of material treatment. In doing so, we believe we will empower businesses to adopt radical new approach to design, produce, maintain and repair equipment utilizing cleaner, safer, energy efficient and more cost-effective laser-based technologies to outcompete and outperform competitors using obsolete 19th century technologies. With our state-of-the-art technology, small service companies working in high-growth industries can achieve superior financial results that will propel future global economic growth.

At this moment, “do no harm” corporate social responsibility initiatives have combined with legislative and social initiatives to safeguard the health of workers, while protecting the environment, and lowering carbon emissions. In the case of the world’s largest single market for industrial laser cleaning—the United States—legislative and regulatory crackdown on the use of abrasives blasting, coupled with official government policy requiring government agencies to Buy American products whenever possible are barriers to entry for most companies trying to compete in the industrial laser cleaning equipment market.

By introducing our cleaner, safer, energy efficient, and more cost-effective laser-based technologies to replace antiquated hazard-prone abrasives blasting methods--sandblasting, abrasive blasting, grinding, chemical etching and the use of toxic chemical solvents-- we believe that we are positioned with the right technology, at the right time, and in the right place to provide the solution that will disrupt the abrasives blasting industry.

                In contrast to abrasive cleaning, laser cleaning is a non-contact and non-abrasive process to remove contaminants or impurities on the surface of metals by physically removing the upper layer of the substrate using laser irradiation and where a desired depth can be achieved with a high degree of accuracy and throughput. We expect to introduce the new laser-based transmutation process into maintenance and decommissioning of nuclear facilities, as studies have shown that metal surfaces in those facilities have been exposed to radiation and that the radioactivity is primarily located in the oxide layer. Accordingly, we propose to develop the decontamination of metallic surfaces by laser ablation which consists of ejecting surface contamination using high energy pulses and trapping ablated matter (the impurities removed from the metal’s surface) in a filter to avoid its release into the environment. We believe that laser cleaning has many advantages over abrasive cleaning methods such as the minimization of secondary waste, the absence of effluents and the reduction of the exposure of workers to toxic waste through automation of the cleaning process.

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Our potential to capitalize on this significant opportunity set is rooted in our deep experience in, and our commitment to, research and development. Our engineering efforts are led by a team of world-renowned experts in advanced manufacturing, material science and engineering. Our in-house R&D team is led by Igor Vodopiyanov, a PhD particle physicist who served as a lead subject matter expert at the CERN Large Hadron Collider, and who managed the Hadron Calorimeter Calibration and Condition Group of the CMS Collaboration, members of the particle physics community from across the globe in a quest to advance humanity’s knowledge of the very basic laws of our Universe.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

What is the purpose of the 2023 Annual Meeting?

The 2023 Annual Meeting is being held to ask our shareholders to consider and act upon the following matters:

●	Proposal No. 1 – Election of three (3) directors to serve on our Board of Directors;
●	Proposal No. 2 – Ratification of the appointment of Fruci & Associates II, PLLC (“Fruci & Associates”) as our independent registered public accounting firm; and
●	Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What does our Board of Directors recommend?

The Board of Directors recommends that you vote on the proxy card as follows, whether or not you plan to attend the Annual Meeting:

●	Proposal No. 1 – FOR the election of three (3) directors to serve on our Board of Directors;
●	Proposal No. 2 – FOR the ratification of the appointment of Fruci & Associates as our independent registered public accounting firm;

Who may attend the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a holder of Common Stock as of the close of business on the record date, October 16, 2023 (the “Record Date”), or your authorized representative, or you hold a valid proxy for the Annual Meeting. Shareholders must pre-register in order to attend and vote by ballot at the Annual Meeting. Please see the section below “How do I attend the Annual Meeting?” for instructions about how to pre-register.

We will be hosting the Annual Meeting live via the Internet rather than in person. Our Board annually considers the appropriate format of our Annual Meeting and concluded that a virtual meeting would make our Annual Meeting more accessible to our shareholders and would also best safeguard the health and safety of shareholders, employees and directors this year.

Who is entitled to vote in connection with the Annual Meeting?

Only shareholders of record at the close of business on October 16, 2023, the Record Date for the Annual Meeting, are entitled to receive notice of and vote in connection with the Annual Meeting.

Who is allowed to attend the virtual Annual Meeting?

Shareholders as of the close of business on the Record Date (October 16, 2023), or their authorized representatives, are welcome to attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we recommend that you also vote by proxy as soon as possible so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

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How do I attend the Annual Meeting?

To join the virtual Annual Meeting, log in https://agm.issuerdirect.com/lase. To participate in the Annual Meeting, you will need to have your control number, which is included on the Notice of Annual Meeting of Shareholders (the “Notice”) or proxy card.

The live audio webcast of the Annual Meeting will begin promptly at 12:00 PM Eastern Time. Online access to the audio webcast will open prior to the start of the meeting to allow time for shareholders to log in and test the computer audio system. We encourage you to log in prior to the meeting start time. We will have a support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the webcast of the meeting. If you encounter technical difficulties accessing the webcast, please visit https://agm.issuerdirect.com/lase/faq.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by fax as instructed on the proxy card.

If you plan to attend the Annual Meeting in person, please pre-register at https://agm.issuerdirect.com/lase. To participate in the Annual Meeting, you will need to have your control number, which is included on the Notice. If your shares are held by a brokerage firm, bank, or a trustee, you should provide proof of beneficial ownership as of the Record Date, such as a bank or brokerage account statement or other similar evidence of ownership.

May I ask questions at the Annual Meeting?

Yes. We expect that all of our directors and executive officers will attend the virtual Annual Meeting and be available to answer questions and make a statement if they desire to do so. We will provide our shareholders the opportunity to ask questions and make statements. Instructions for submitting questions and making statements will be posted on the virtual Annual Meeting website. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting and may include certain procedural requirements.

To allow us to answer questions from as many shareholders as possible, we may limit each shareholder to two (2) questions. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

How many shares are outstanding? What constitutes a quorum?

At the close of business on October 16, 2023, the Record Date for the Annual Meeting, 8,253,419 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting.

Business may not be conducted at the Annual Meeting unless a quorum is present. Under the Bylaws of the Company (the “Bylaws”), the presence in person or by proxy of the holders of a majority of the stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at all meetings of the stockholders. If you submit a properly executed proxy or voting instruction card via mail or fax or properly cast your vote via the Internet, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal.

What are the voting rights of shareholders? How many votes do I have?

Holders of our Common Stock are entitled to one vote per share owned on each matter that is properly brought before the Annual Meeting and on which our common shareholders are entitled to vote.

Cumulative voting is not permitted in the election of directors.

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Why did you provide me this Proxy Statement? Who is soliciting proxies for the Annual Meeting with this Proxy Statement?

We provided you this Proxy Statement because you were a holder of our Common Stock as of the Record Date, and the Board is soliciting your proxy to vote your stock at the Annual Meeting on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. By completing, signing, dating and returning the enclosed proxy card and voting instruction form, or by submitting your proxy and voting instructions via the Internet or by fax, you are authorizing the proxy holders to vote your shares of our Common Stock at the Annual Meeting as you have instructed.

Under applicable SEC rules and regulations, members of the Board, the Board’s directors, director nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By voting your proxy via the Internet, fax, or, by mailing a proxy using the instructions detailed on the Notice that you received in the mail, you are giving the Company’s designated proxy holder, Wayne Tupuola, the authority to vote your shares in the manner you indicate on your proxy card. This proxy statement includes information that we are required to provide to you under the U.S. Securities and Exchange Commission (the “SEC”) rules and that is designed to assist you in voting your shares.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with the Company’s transfer agent, you are considered the shareholder of record, or a registered holder, with respect to those shares.

If your shares are held in a brokerage account or by a bank or other nominee (in street name”), you are considered the beneficial owner of those shares.

Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. You must follow these instructions for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in line with our Board’s recommendations on the voting instruction form.

What if I have shares registered in my name AND also have shares in a brokerage account? How do I vote my shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

How do shareholders vote?

If your shares are held directly in your own name, and you received printed or electronic copies of the proxy materials, you may vote your shares by proxy in advance of the Annual Meeting using the control number included on your proxy card in order to be able to vote your shares. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by doing one of the following:

Vote via the Internet: You can vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card.

Vote by Fax: You can vote your shares by fax by completing, signing, dating and faxing your proxy card to the fax number indicated on your proxy card.

Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card in the postage-paid envelope provided.

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If you are a beneficial owner, or you hold your shares in “street name,” please follow the instructions provided by your bank, broker or other holder of record with respect to voting your shares. Please see the section below “How can I vote at the Annual Meeting?” for more information about how to vote at the Annual Meeting if you hold your shares in “street name”.

Shareholders may also vote by ballot while attending the virtual Annual Meeting. Please see the section below “How can I vote at the Annual Meeting?” for instructions about how to attend and vote by ballot at the Annual Meeting. However, we still encourage all shareholders to vote their shares in advance of the Annual Meeting, in case they are unable to attend the Annual Meeting for any reason.

What shares are included on a proxy or voting instruction card?

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank or other nominee. Please vote the shares on each proxy card or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

I have shares registered in my name, and also have shares in a brokerage account. How do I vote those shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will send you instructions on how to vote those shares.

What is the deadline for voting?

The deadline for voting electronically is 11:59 p.m. (Eastern Time) on December 15, 2023. If voting by mail, we must have received your proxy card by this time. If you attend the Annual Meeting virtually, you may vote your shares electronically during the meeting. However, even if you plan to attend the Annual Meeting, we still encourage you to vote your shares ahead of time to ensure your voice is heard.

How can I vote at the Annual Meeting?

Shareholders of record may vote their shares electronically at the Annual Meeting by following the instructions at https://agm.issuerdirect.com/lase or by following the instructions provided on the enclosed proxy card.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares on the proxy card by Internet, fax or mail prior to the Annual Meeting.

The Company is incorporated under Delaware law, which specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that such proxy was authorized by the shareholder. The electronic voting procedures provided for the Annual Meeting are designed to authenticate each shareholder by the use of a control number to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

If you were the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. In most cases, you will be able to do this by mail, via the Internet or by fax. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and register in advance to attend the Annual Meeting at https://agm.issuerdirect.com/lase prior to the Annual Meeting.

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If a shareholder gives a proxy, how are the shares voted?

The shares represented by the proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail, fax, or Internet.

If you sign and return your proxy card, but do not give voting instructions, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board of Directors or, if no recommendation is made by the Board of Directors, in the discretion of the proxies.

What is the effect of a broker non-vote on the proposals to be voted on?

Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees generally have discretionary authority to vote such shares on routine matters, but not on other matters. Accordingly, brokers and nominees will not have discretionary authority to vote on the following matter at the 2023 Annual Meeting:

●	The election of members to our Board of Directors

For the matter above, if you are a street name beneficial shareholder, then you must indicate to your broker how you would like to vote.

Only the proposal to ratify the appointment of Fruci & Associates as the Company’s independent registered public accounting firm for fiscal year 2023 (Proposal No. 2) is a routine matter for which your broker will have discretionary voting authority.

If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by the proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card.

Will my shares be voted if I do nothing, or if I do not vote for some of the proposals listed on my proxy card?

If your shares are registered in your name, you must sign and return a proxy card for your shares to be voted, unless you vote via the Internet, by fax, or attend and vote at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute the proxy card and do not provide voting instructions on any matter, your shares will be voted in accordance with our Board’s recommendations on that matter. We urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by fax as instructed on the proxy card, whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Your broker, bank or other nominee will be able to vote your shares with respect to Proposal 2. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed proxy card, to vote your shares in accordance with our Board’s recommendations, whether or not you plan to attend the Annual Meeting.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	Delivering written notice to Jade Barnwell, the Company’s Secretary, that is received before the Annual Meeting;
●	Submitting a later dated proxy over the Internet or by fax in accordance with the instructions in the proxy card; or
●	Voting your shares electronically during the Annual Meeting.

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If your shares are held in street name, you should contact your broker, bank or other nominee to change your vote or revoke your proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET OR BY FAX AS INSTRUCTED ON THE PROXY CARD “FOR” THE COMPANY’S DIRECTOR NOMINEES AND “FOR” PROPOSAL 2.

What should I do if I receive more than one proxy card or other sets of proxy materials from the Company?

If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares “FOR” the Company’s nominees and “FOR” Proposal 2 by signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by fax or via the Internet, please vote “FOR” the Company’s nominees and “FOR” Proposal 2 using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

What vote is required to approve each proposal at the Annual Meeting?

A majority of the stock having voting power present in person or represented by proxy at the Annual Meeting is required for approval of each proposal. For the proposal of the election of three (3) directors to serve on our Board of Directors, shares entitled to vote at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. For the other proposals, abstentions are considered shares present and entitled to vote on the proposal, and, thus, will have the same effect as a vote “Against” such proposal. Broker non-votes, if any, will have no effect on the outcome of such proposal.

Other Matters: Approval of any other matter that comes before the Annual Meeting generally will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting, although a different number of affirmative votes may be required, depending on the nature of such matter.

Who will count the votes?

Direct Transfer LLC will serve as the independent inspector of election (the “Inspector of Election”) and, in such capacity, will count and tabulate the votes.

Where can I find the voting results of the Annual Meeting?

We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If I can’t attend the Annual Meeting, can I vote later?

We encourage shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

What happens if the Annual Meeting is adjourned?

Unless a new Record Date is fixed, your proxy will still be valid and may be used to vote shares of our Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.

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Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting?

No. Delaware law does not provide shareholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

How do I request a paper copy of the proxy materials?

The proxy materials are posted on our website at www.ammoinc.com and are available from the SEC at its website www.sec.gov.

THE PROXY CARD WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES AND “FOR” PROPOSAL 2. THE COMPANY’S NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Your Vote Is Important. Whether You Own One Share or Many,

Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

CORPORATE GOVERNANCE

Board Composition and Election of Directors

Our Board of Directors is currently comprised of three directors, two of whom qualify as independent directors under applicable Nasdaq standards. Our Board seeks members with varying professional backgrounds and other differentiating perspectives and characteristics who combine a broad spectrum of experience and expertise with a reputation for integrity and interest in the laser cleaning industry. The Board believes that maintaining a diverse membership enhances the Board’s discussions and oversight of the Company and enables the Board to better represent all of the Company’s shareholders. We expect to replace Ryan Tennyson, an independent director who was also Chairman of the Audit Committee and who resigned on September 20, 2023, in the near future as we indicated in the Current Report on Form 8-K that we filed on September 29, 2023, regarding Mr. Tennyson’s resignation.

In accordance with the terms of our current certificate of incorporation and bylaws, the term of office of each director expires at our annual meeting of stockholders or until their successors are duly elected and qualified.

Director Independence

We are a “controlled company” under the Nasdaq Marketplace Rules as a consequence of ICT Investments owning a majority of the voting power of all outstanding shares of our common stock, but we have not exempted ourselves from the requirement to have independent directors and independent compensation and corporate governance and nomination committees.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below.

Audit Committee

Our Audit Committee is comprised of Sarah Pathak and Troy Parkos, each of whom our board has determined is financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the Nasdaq rules. We expect to find a replacement for Ryan Tennyson who resigned from our Board of Directors, was a financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K and served as Chairman of the Audit Committee.

The functions of our Audit Committee include, among other things:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

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●	helping to ensure the independence and performance of the independent registered public accounting firm;

●

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing and approving related party transactions;

●

obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

  Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.

The Audit Committee has discussed with management and the independent auditor the Company’s annual audited financial statements for the year ended December 31, 2022. The Audit Committee has discussed with BF Borgers CPA, PC (“BF Borgers CPA”), the Company’s independent auditor for the 2022 fiscal year, matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received written disclosures and letters from Fruci & Associates and has discussed their independence from management and the Company. Based upon the reviews and discussions, the Audit Committee recommended to the Board of Directors that the previously mentioned audit financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.

Compensation Committee

Our Compensation Committee is comprised of Shara Pathak and Troy Parkos. Our board has determined that each of Ms. Pathak and Mr. Parkos qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules and a “non-employee director” for purposes of Section 16b-3 under the Exchange Act and does not have a material relationship with us that would affect his or her ability to be independent from management in connection with the duties of a Compensation Committee member, as described in Section 5605(d)(2) of the Nasdaq rules. Ms. Pathak is the Chairman of our Compensation Committee.

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At the time that this registration statement is declared effective, our Compensation Committee will have adopted a written Compensation Committee charter, viewable at https://laserphotonics.com/compensationcommittee, that provides that the functions of our Compensation Committee include, among other things:

●	reviewing and approving, or recommending to our Board of Directors for approval, the compensation of our executive officers and any compensatory arrangement with our executive officers;

●	reviewing and recommending to our Board of Directors for approval the compensation of our directors and any changes to their compensation;

●	reviewing and approving, or recommending to our Board of Directors for approval, and administering incentive compensation and equity incentive plans; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Ms. Pathak and Mr. Parkos, each of whom our board has determined qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules. Mr. Parkos is the Chairman of our Nominating and Corporate Governance Committee.

The role of our Nominating and Corporate Governance Committee includes, among other things:

●	identifying, evaluating and selecting, or making recommendations to our Board of Directors regarding, nominees for election to our Board of Directors and its committees;

●	overseeing the evaluation and the performance of our Board of Directors and of individual directors;

●	considering and making recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;

●	overseeing our corporate governance practices;

●	contributing to succession planning; and

●	developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters.

  The Nominating and Corporate Governance Committee will consider persons recommended by shareholders for inclusion as nominees for election to our Board of Directors if the information required by our Bylaws is submitted in writing in a timely manner and addressed and delivered to our Secretary at the address of our executive offices. The Nominating and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by shareholders, based on numerous factors it considers appropriate, including but not limited to industry experience, strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The full text of our Code of Business Conduct and Ethics is published in the Investors section of our website at www.laserphotonics.com. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

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Board Demographics and Skills Matrix

The matrix below provides information regarding our directors’ knowledge, skills, experiences, tenure, age and professional attributes, as well as certain demographic information that is based on the voluntary self-identification of each member of our Board. The matrix does not encompass all the knowledge, skills, experiences, or attributes of our directors, and the fact that we do not list a particular item does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience, or attribute with respect to a director does not mean the director is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board.

Skills and Experience	Tupuola	Pathak	Parkos
Public Company Board	●
Public Company Executive	●		●
Manufacturing / Laser Photonics Industry	●		●
Finance / Accounting
Government / Policy / Legal		●	●
Marketing / Sales	●	●	●
Technology / Digital	●	●
Tenure and Independence
Tenure (Years)	4	1	--
Independence		●	●
Demographics
Age	63	44	52
Gender Identity	M	F	M
African American or Black
Alaskan Native or Native American
Asian		●
Hispanic or Latinx
Native Hawaiian or Pacific Islander	●
White			●
LGBTQ+	-	-	-

For more information about our Board of Directors and Corporate Governance, see “Corporate Governance” below.

Profiles of Our Director Nominees

Wayne Tupuola is President, Chief Executive Officer and the Chairman of the Board and has been a member of our Board of Directors since November 2019.  Mr. Tupuola joined an affiliate of ICT Investments as Vice President of Operations in January 2007 and joined us in November 2019. From January 2014 to May 2015, he was acting as an Industrial Consultant for Florida high tech companies. He brought experience based on 15 successful years of C-level management capacity in manufacturing operations, and more than 24 years hands-on experience in the semiconductor, aerospace, food & beverage and commercial industries, including: Sumitomo Corp, the world’s second-largest wafer manufacturer in the semiconductor sector; ON Semiconductor Corp, one of the world’s largest semiconductor component companies; and Thermo-Electron, one of the world’s leading analytical instruments, lab equipment, and industrial equipment manufacturers. From September 2015 to December 2015, he was a Director and Vice President of Operations to an affiliate of Laser Photonics and one of ICT Investment’s portfolio companies, Fonon Corporation. He is currently in charge of all manufacturing and day-to-day business operations of Laser Photonics. Mr. Tupuola is a graduate of the University of Phoenix with a degree in Communications. We believe that his significant management experience with manufacturing operations makes him qualified to be a member of our Board of Directors.

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Shara Pathak has been a member of our Board of Directors since October 2022. Since September 2003, Ms. Pathak has been President of Price Chopper Inc., a company involved in development and sales of Identification Products to a wide array of businesses and industries. Since January 2020 Ms. Pathak has also served as President of Tap N Go LLC, supplying cashless RFID and access control software systems. She has also diversified into the craft brewing space with the inception of Brewlando LLC in 2021 in Orlando, Florida. She currently serves as a board member of The Burnett Honors College, University of Central Florida. Ms. Pathak studied Economics at the University of Western Ontario in Canada and earned her Associate degree in Business Administration from Valencia College and her Bachelor of Science degree in Marketing from the University of Central Florida. We believe that Ms. Pathak is qualified to be a member of our Board of Directors on the basis of her substantial domestic and international business experience which will be important to us as we expand our global business.

Troy Parkos joined our Board of Directors in August 2023. Since June 1994, Mr. Parkos has been employed by Fastenal Company, a global distributor of wide-ranging industrial and construction products having annual sales in 2022 of approximately $7 billion. Mr. Parkos started his career at Fastenal Company as a sales representative from 1994 to 1997, becoming a Regional Sales Consultant Manager from 1997 to 2007, a District Manager from 2007 to 2018 and, since 2018, Vice President overseeing approximately 1,000 employees throughout the United States. Mr. Parkos has expertise in industrial sales, operations, and supply chain management, including partnering with Federal Government prime and DOD contractors and dealing with MRO and OEM manufacturers. Mr. Parkos graduated Magna Cum Laude from the University of Wisconsin with a Bachelor of Science in Industrial Technology Management in May 1994. Laser Photonics believes that the expertise that Mr. Parkos has with the procurement processes and supply chains of Fastenal Company’s customer base and experience in managing a large sales force will be valuable to it as it expands its sales.

Executive Sessions

We regularly schedule executive sessions in which independent directors meet without the presence or participation of management. The chairs of various committees of our Board of Directors serve as the presiding director of such executive sessions on a rotating basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, regarding the ownership of our capital stock by: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each individual or entity known to us to beneficially own more than 5% of our outstanding capital stock. For each applicable beneficial owner, percent ownership has been computed based on a total of 8,253,419 shares of our Common Stock outstanding as of October 12, 2023.

Except as otherwise indicated in the footnotes to the following table, each of the beneficial owners listed below has, to our knowledge, sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Laser Photonics Corporation, 1101 N. Keller Road, Suite G, Orlando, Florida 32810.

	Shares Beneficially Owned
Name of Beneficial Owner	Title of Class	Number	Percent of Class
Directors and Named Executive Officers:
Wayne Tupuola	Common	101,759	6.20%
Shara Pathak	Common	*	*
Troy Parkos	Common	--	*
All directors and executive officers as a group (3 people)	Common		%
5% Stockholders:
ICT Investments (1)	Common	4,688,695	56.8%

* Percentage of shares does not exceed 1%.

(1) Dmitriy Nikitin has voting control through his ownership of all membership interests of ICT Investments LLC.

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EXECUTIVE COMPENSATION

Compensation Philosophy

The following is a discussion and analysis of our underlying our policies and decisions with respect to the compensation of our executive officers and what we believe are the most important factors relevant to an analysis of these policies and decisions. We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation disclosure rules. Our only “named executive officers” for 2020 and 2021 were Wayne Tupuola and Tatiana Nikitina. The compensation of our named executive officers and our other current executive officers is based on individual terms approved by our Board of Directors. This section highlights key aspects of our compensation program.

Our Compensation Committee will oversee these compensation policies and, together with our Board of Directors, will periodically evaluate the need for revisions to ensure our compensation program is competitive with the companies with which we compete for executive talent.

Objectives and Philosophy of Our Executive Compensation Program

The primary objectives of the Board of Directors in designing our executive compensation program are to:

●	attract, retain and motivate experienced and talented executives;
●	ensure executive compensation is aligned with our corporate strategies, research and development programs and business goals;
●	recognize the individual contributions of executives while fostering a shared commitment among executives by aligning their individual goals with our corporate goals;
●	promote the achievement of key strategic, development and operational performance measures by linking compensation to the achievement of measurable corporate and individual performance goals; and
●	align the interests of our executives with our stockholders by rewarding performance that leads to the creation of stockholder value.

To achieve these objectives in the future, we expect that our Board of Directors and Compensation Committee will evaluate our executive compensation program with the goal of setting and maintaining compensation at levels that are justifiable based on each executive’s level of experience, performance and responsibility and that the board believes are competitive with those of other companies in our industry and our region that compete with us for executive talent. In addition, we expect that our executive compensation program will tie a substantial portion of each executive’s overall compensation to key strategic, financial and operational goals. We have provided, and expect to continue to provide, a portion of our executive compensation in the form of stock options and restricted stock that vest over time, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the longer-term success of our company as reflected in stock price appreciation.

Use of Compensation Consultants and Market Benchmarking

For purposes of determining total compensation and the primary components of compensation for our executive officers in 2022 and 2023, we did not retain the services of a compensation consultant or use survey information or compensation data to engage in benchmarking. In the future, we expect that our Compensation Committee will consider publicly available compensation data for national and regional companies in the laser cleaning industry to help guide its executive compensation decisions at the time of hiring and for subsequent adjustments in compensation. Even if we retain the services of an independent compensation consultant to provide additional comparative data on executive compensation practices in our industry and to advise on our executive compensation program generally, our Board of Directors and future Compensation Committee will ultimately make their own decisions about these matters.

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Our annual cash bonus program is based upon the achievement of specified annual corporate and individual goals that will be established in advance by our Board of Directors or Compensation Committee. Our annual cash bonus program emphasizes pay-for-performance and will be intended to closely align executive compensation with achievement of specified operating results as the amount will be calculated on the basis of percentage of corporate goals achieved. The performance goals established by our Compensation Committee are based on our business strategy and the objective of building stockholder value. There are three steps to determine if and the extent to which an annual cash bonus is payable to a named executive officer. First, at the beginning of the year, our Compensation Committee determines the target annual cash incentive award for the named executive officer based on a percentage of the officer’s annual base salary for that year. Second, the Compensation Committee establishes the specific performance goals, including both corporate and individual objectives, that must be met for the officer to receive the award. Third, shortly after the end of the year, the Compensation Committee will determine the extent to which these performance goals were met and the amount of the award. Our Compensation Committee work with our chief executive officer to develop corporate and individual goals that they believe can be reasonably achieved with hard work over the course of the year and will target total cash compensation, consisting of base salaries and target annual cash bonuses.

Stock-Based Awards

Our equity award program is the primary vehicle for offering long-term incentives to our executives. Our equity ownership guidelines for our executives provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, the vesting feature of our equity awards contributes to executive retention by providing an incentive for our executives to remain in our employ during the vesting period. Currently, our executives are eligible to participate in our 2019 stock incentive plan, which we refer to as the 2019 Plan. Our employees and executives are eligible to receive stock-based awards pursuant to our 2019 Plan. Under our 2019 Plan, executives are eligible to receive grants of stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights and other stock-based equity awards at the discretion of our Board of Directors.

Our employee equity awards have typically been in the form of stock options. Because our executives profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives for our executives to achieve increases in the value of our stock over time. While we currently expect to continue to use stock options as the primary form of equity awards that we grant, we may in the future use alternative forms of equity awards, such as restricted stock and restricted stock units. To date, we have generally used equity awards to compensate our executive officers in the form of initial grants in connection with the commencement of employment. In the future, we also generally plan to grant equity awards on an annual basis to our executive officers. We may also make additional discretionary grants, typically in connection with the promotion of an employee, to reward an employee, for retention purposes or in other circumstances recommended by management.

We normally grant stock awards to our employees that vest 25% of the shares on the first anniversary of the grant date and with respect to the remaining shares in approximately equal quarterly installments through the fourth anniversary of the grant date. Vesting ceases upon termination of employment and exercise rights cease shortly after termination of employment. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights or the right to receive dividends or dividend equivalents.

We have granted, and going forward expect to grant, stock options with exercise prices that are set at no less than the fair value of shares of our common stock on the date of grant as determined by our Board of Directors.

Benefits and Other Compensation

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We expect to maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, and a 401(k) plan. All of our executives will be eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

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In certain circumstances, we may award cash signing bonuses or may reimburse relocation expenses when executives first join us. Whether a signing bonus is paid or relocation expenses are reimbursed, and the amount of either such benefit, is determined by our Board of Directors on a case-by-case basis based on the specific hiring circumstances and the recommendation of our chief executive officer.

Severance and Change in Control Benefits

Pursuant to agreements we expect to enter into with certain of our executives, these executives will be entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our company.

We believe providing these benefits helps us compete for executive talent. Based on the substantial business experience of the members of our Board of Directors, we believe that our severance and change in control benefits are generally in line with severance packages offered to executives by companies at comparable stages of development in our industry and related industries.

Risk Considerations in Our Compensation Program

Our compensation programs do not, and in the future will not, encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, we do not believe that the mix and design of the components of our executive compensation program will encourage management to assume excessive risks. We believe that our current business process and planning cycle fosters the behaviors and controls that would mitigate the potential for adverse risk caused by the action of our executives. We believe that the following aspects of our executive compensation program mitigate the potential for adverse risk caused by the action of our executives:

annual establishment of corporate and individual objectives for our performance-based cash bonus programs for our executive officers, which we believe is consistent with our annual operating and strategic plans, designed to achieve the proper risk/reward balance and not require excessive risk taking to achieve;

●

the mix between fixed and variable, annual and long-term and cash and equity compensation, which we believe encourages strategies and actions that balance our short-term and long-term best interests; and

●	equity incentive awards that vest over a period of time, which we believe encourages executives to take a long-term view of our business.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally disallows a tax deduction for compensation in excess of $1,000,000 per person paid to a publicly traded company’s chief executive officer and three other most highly paid officers, other than the chief financial officer.

We account for equity compensation paid to our employees in accordance with Financial Accounting Standards Board, or FASB, Accounting Standard Codification Topic 718, Compensation-Stock Compensation, or ASC 718, which requires us to measure and recognize compensation expense in our financial statements for all share-based payments based on an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued.

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Summary Compensation Table

The following table reflects compensation paid or awarded to our named executive officers during the fiscal years ended December 31, 2022 and 2021.

SUMMARY COMPENSATION TABLE

Name and Principal Occupation	Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards ($)	All Other Compensation ($)	Total($)

Wayne Tupuola,	2022	$88,423	$292,500	$101,760	0	$715	$483,398
Chief Executive Officer	2021	$73,217	0	0	0	0	$73,217

Tim Schick	2022	$36,772	0	$10,549	0	$20,000	$67,261
CFO	2021		0	0	0	0	0

 Grants of Plan-Based Awards

There were no grants of plan-based awards to our named executive officers during the fiscal year ended December 31, 2021, and only one grant of options under our 2019 plan for our fiscal year ended December 31, 2022. There were no grants of plan-based awards to our named executive officers during the six months ended June 30, 2023. On July 24, 2022, 25,000 Incentive Stock Options (‘ISOs’) were issued to Tim Schick, CFA. The options vested over four years and were exercisable at $5.00 per share. Under the terms of the Separation Agreement dated March 27, 2023, between Mr. Schick and the Company, those options were accelerated, and Mr. Schick received 25,000 shares of our common stock and a severance payment of $120,000.

Outstanding Equity Awards

There was only one outstanding equity award held by our named executive officers as of December 31, 2022, which was to Tim Schick, our former CFO, as discussed above. That stock award is no longer outstanding.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Defined Contribution Plan

We do not currently have a defined contribution plan.

Stock Option and Other Employee Benefit Plans

The purpose of the 2019 Plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of our stockholders.

2019 Stock Incentive Plan

History. On December 2, 2019, the Board of Directors approved and on December 3, 2019, the stockholders approved the 2019 stock incentive plan (the “2019 Plan”) under which employees, officers, directors and consultants are eligible to receive grants of stock options, stock appreciation rights (“SAR”), restricted or unrestricted stock awards, restricted stock units, performance awards, other stock-based awards, or any combination of the foregoing. The Plan authorizes up to 10,000,000 shares of our common stock for stock-based awards.

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Administration. The 2019 Plan is administered by the Board of Directors or the committee or committees as may be appointed by the Board of Directors from time to time (the “Administrator”). The Administrator determines the persons who are to receive awards, the types of awards to be granted, the number of shares subject to each such award and the terms and conditions of such awards. The Administrator also has the authority to interpret the provisions of the 2019 Plan and of any awards granted there under and to modify awards granted under the 2019 Plan. The Administrator may not, however, reduce the price of options or stock appreciation rights issued under the 2019 Plan without prior approval of the Company’s shareholders.

Eligibility. The 2019 Plan provides that awards may be granted to employees, officers, directors and consultants of the Company or of any parent, subsidiary or other affiliate of the Company as the Administrator may determine. A person may be granted more than one award under the 2019 Plan.

Shares that are subject to issuance upon exercise of an option under the 2019 Plan but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award granted under the 2019 Plan but are forfeited or repurchased by the Company at the original issue price, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2019 Plan.

Terms of Options and Stock Appreciation Rights. The Administrator determines many of the terms and conditions of each option and SAR granted under the 2019 Plan, including whether the option is to be an incentive stock option or a non-qualified stock option, whether the SAR is a related SAR or a freestanding SAR, the number of shares subject to each option or SAR, and the exercise price of the option and the periods during which the option or SAR may be exercised. Each option and SAR is evidenced by a grant agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the 2019 Plan):

Vesting and Exercisability. Options, restricted shares and SARs become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Administrator in its discretion and as set forth in the related grant agreement. The term of each option is also set by the Administrator. However, a related SAR will be exercisable at the time or times, and only to the extent, that the option is exercisable and will not be transferable except to the extent that the option is transferable. A freestanding SAR will be exercisable as determined by the Administrator but in no event after 10 years from the date of grant.

Exercise Price. Each grant agreement states the related option exercise price, which, in the case of SARs, may not be less than 100% of the fair market value of the Company’s shares of common stock on the date of the grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of shares of the Company’s common stock on the date of grant.

Method of Exercise. The option exercise price is typically payable in cash, common stock or a combination of cash of common stock, as determined by the Administrator, but may also be payable, at the discretion of the Administrator, in a number of other forms of consideration.

Recapitalization; Change of Control. The number of shares subject to any award, and the number of shares issuable under the 2019 Plan, are subject to proportionate adjustment in the event of a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like. Except as otherwise provided in any written agreement between the participant and the Company in effect when a change in control occurs, in the event an acquiring company does not assume plan awards (i) all outstanding options and SARs shall become fully vested and exercisable; (ii) for performance-based awards, all performance goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with award payout prorated for the portion of the performance period completed as of the change in control and payment to occur within 45 days of the change in control; (iii) all restrictions and conditional applicable to any restricted stock award shall lapse; (iv) all restrictions and conditions applicable to any restricted stock units shall lapse and payment shall be made within 45 days of the change in control; and (v) all other awards shall be delivered or paid within 45 days of the change in control.

Other Provisions. The option grant and exercise agreements authorized under the 2019 Plan, which may be different for each option, may contain such other provisions as the Administrator deems advisable, including without limitation, (i) restrictions upon the exercise of the option and (ii) a right of repurchase in favor of the Company to repurchase unvested shares held by an optionee upon termination of the optionee’s employment at the original purchase price.

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Amendment and Termination. The Administrator, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 2019 Plan or amend the 2019 Plan in any respect; provided that the Administrator may not, without approval of the stockholders, amend the 2019 Plan in a manner that requires stockholder approval.

Recapitalization; Change of Control. The number of shares subject to any award, and the number of shares issuable under the 2019 Plan, are subject to proportionate adjustment in the event of a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like. Except as otherwise provided in any written agreement between the participant and us in effect when a change in control occurs, in the event an acquiring company does not assume plan awards (i) all outstanding options and SARs shall become fully vested and exercisable; (ii) for performance-based awards, all performance goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with award payout prorated for the portion of the performance period completed as of the change in control and payment to occur within 45 days of the change in control; (iii) all restrictions and conditional applicable to any restricted stock award shall lapse; (iv) all restrictions and conditions applicable to any restricted stock units shall lapse and payment shall be made within 45 days of the change in control; and (v) all other awards shall be delivered or paid within 45 days of the change in control.

Other Provisions. The option grant and exercise agreements authorized under the 2019 Plan, which may be different for each option, may contain such other provisions as the Administrator deems advisable, including without limitation, (i) restrictions upon the exercise of the option and (ii) a right of repurchase in favor of us to repurchase unvested shares held by an optionee upon termination of the optionee’s employment at the original purchase price.

Amendment and Termination of the 2019 Plan. The Administrator, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 2019 Plan or amend the 2019 Plan in any respect; provided that the Administrator may not, without approval of the stockholders, amend the 2019 Plan in a manner that requires stockholder approval.

The following table sets forth certain information about outstanding equity awards granted to our named executive officers that remained outstanding as of December 31, 2022.

	Option Awards					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares (#)	Market Value of Shares (2)
Tim Schick, CFA	7/24/2022	25,000	25,000	$5.00	7/24/2026	25,000	$125,000

(1)	All equity awards listed in this table were granted pursuant to our 2019 Plan, the terms of which are described above under “2019 Stock Incentive Plan.”
(2)

This amount reflects the fair market value of our common stock of $5.00 per share as of July 24, 2022 (the determination of the fair market value by our board of directors as of the grant date) multiplied by the amount shown in the column for the number of shares that have been granted.

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Limitation of Liability and Indemnification

Our certificate of incorporation provides that we are authorized to provide indemnification and advancement of expenses to our directors, officers and other agents to the fullest extent permitted by Delaware General Corporation Law.

In addition, our certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors for:

any breach of the director’s duty of loyalty to the corporation or its stockholders;

any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; unlawful payments of dividends or unlawful stock or redemptions;

or any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

Our certificate of incorporation also provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of Directors of any other entity that has one or more officers serving as a member of our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2022, we have engaged in the following transactions in an amount that exceeds $120,000 with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediately family members of our directors, executive officers and holders of more than 5% of our voting securities, and our co-founders. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

In October 2020, we issued a promissory note to ICT Investments, our largest stockholder, in the principal amount of $745,438 bearing 6% annual interest with a maturity date of December 31, 2023. This note provided for prepayment, in whole or in part, without penalty. As of June 30, 2022, this note was paid in full.

We initially entered into a lease with ICT Investments, our largest stockholder, on December 1, 2019. In September 2021 we assumed the entire lease and entered in direct lease with the landlord. Our monthly lease payments of $15,096 represent a direct payment to the landlord and a fair market rate for comparable leases.

ICT Investments is providing to the Company accounting services at a cost of $5,690 per month and various management services as needed bases. For the year ended December 31, 2022, pursuant to an arrangement with ICT Investments, the Company paid in total $65,000 for various services and management resources.

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Indemnification

Our certificate of incorporation provides that we may indemnify our directors and officers to the fullest extent permitted by Delaware law. Our certificate of incorporation provides that we must indemnify our directors and officers to the fullest extent permitted by Delaware law and must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our chief legal officer or, in the event we do not have a chief legal officer, to our principal financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee of our Board of Directors. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chairman of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

●	the related person’s interest in the related person transaction;

●	the approximate dollar value of the amount involved in the related person transaction;

●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

●

the purpose of, and the potential benefits to us of, the transaction; and any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

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In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

●

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction equals less than the greater of $200,000 or 5% of the annual consolidated gross revenues of the other entity that is a party to the transaction; and

●	a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

Delinquent with Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for the year ended December 31, 2022, all of the Company’s officers, directors and ten percent holders have made the required filings.

Proposals for 2023 Annual Meeting of Shareholders

Rule 14a-8 Shareholder Proposals: To be considered for inclusion in our proxy statement for the 2023 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of such shareholder proposal on or before October 26, 2023. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: Laser Photonics Corporation, 1101 N. Keller Road, Suite G, Orlando, FL 32810, Attention: CFO.

Universal Proxy Rules: In addition to satisfying any requirements under our Bylaws, to comply with the SEC’s universal proxy rules under Rule 14a-19, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 10, 2023.

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Appraisal Rights

Shareholders do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

Forward-Looking Statements

Statements in this proxy statement which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; governmental regulation; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; potential interest rate increases; and potential costs associated with shareholder activism.

PROPOSAL 1

ELECTION OF DIRECTORS

Our directors are elected by the shareholders at each annual shareholder meeting.

Our Board of Directors currently consists of three (3) directors: Wayne Tupuola, Shara Pathak and Troy Parkos. The Company nominates the three (3) current directors for election to the Board at the Annual Meeting.

Each nominee, if elected at the Annual Meeting, will hold office for a one-year term until our next annual meeting of shareholders or until their successor is elected and qualified, or until their earlier death, resignation or removal.

The Board of Directors believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board of Directors to conclude that each nominee should serve on the Board of Directors.

The information set forth under the heading “Information About Our Board of Directors” details the Director Nominees’ business experience and qualifications that led to the nomination by the Nominations and Corporate Governance Committee and approval by the Board of Directors for recommendation of each individual for election.

If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

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Vote Required

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Directors will be elected by a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES LISTED ABOVE

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective October 10, 2023, the Company engaged Fruci & Associates II, PLLC (“Fruci & Associates”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee and Board of Directors.

The following is the breakdown of aggregate fees for the last two fiscal years.

	2022	2021
Audit Fees	$153,200	$50,700
Audit Related Fees	$16,914	$0
Tax Fees	$6,665	$3,330
All Other Fees	$176,779	$54,030

It is our policy to engage the principal accounting firm to conduct the financial audit for our company and to confirm prior to such engagement, that such principal accounting firm is independent of our company when required by SEC rules and regulations. All services of the principal accounting firm reflected above were approved by the Board of Directors.

- “Audit Fees” are fees paid for professional services for the audit of our financial statements.

- “Audit-Related fees” are fees paid for professional services not included in the first category, specifically, SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” related to the reviews of Registration Statements on Form S-1

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Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit- related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.

To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountant to management.

Our Audit Committee requires that the independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

All of the services provided above under the caption “Audit-Related Fees” were approved by our Board of Directors or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

For more information surrounding BF Borgers CPA’s appointment, please see the section entitled “The Audit Committee.”

Vote Required

Shareholder ratification of the Audit Committee’s appointment of Fruci & Associates as our independent registered public accounting firm is not required by our Bylaws or otherwise. Nonetheless, the Board of Directors has elected to submit the appointment of Fruci & Associates to our shareholders for ratification. If a quorum is present, this Proposal 2 will be approved if a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting votes for ratification. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and, thus, will have the same effect as a vote “Against” this proposal. As a routine matter, there will not be any broker non-votes with respect to this proposal. With respect to this Proposal 2, the Board’s Audit Committee is not bound by either an affirmative or negative vote. The Audit Committee will consider a vote against Fruci & Associates by the shareholders in selecting the Company’s independent registered accounting firm in the future.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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